Exhibit 99.2

www.inlandamerican.com June 2009 Inland American Update as of March 31, 2009

2 This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in our annual report on form 10-K for the period ended December 31, 2008 and include but are not limited to: • Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate • We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution • Our business manager could recommend investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets • We pay significant fees to our business manager, property managers and other affiliates of IREIC • We have a limited operating history • There is no market for our shares and we do not expect to list our shares in the near future • You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future • Employees of our business manager, property managers and two of our directors are also employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business • We rely on our business manager and property managers to manage our business and assets • We may not continue to qualify as a REIT • Our articles limit a person from owning more than 9.8% of our common stock without prior approval of our board This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which as been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Further, none of these companies are affiliated with Inland American in any manner. Forward Looking Statements

3 • Owns a diversified portfolio of core commercial real estate including: o Retail o Lodging o Office o Multi-Family/Student Housing o Industrial • Owned directly or indirectly through joint ventures 930 properties o 40 million square feet o 6,654 multi-family units o 15,125 lodging rooms • Invests in joint ventures, development projects, real estate loans and marketable securities • One of four prior REITs sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc. (“Inland”) Overview As of March 31, 2009

4 Diversified Real Estate Portfolio Balances Risk Exposure • Core assets in several real estate sectors nationwide • Investments in joint ventures, developments, loans and marketable securities designed to enhance core stabilized yield Conservative Balance Sheet Management • Low leveraged buyer - 43% debt to assets as of March 31, 2009 • No corporate level debt – individual loans on each property limits risk Maximize Long-Term Stockholder Value • Invest in real estate assets that produce attractive current yields and long-term risk-adjusted returns • Generate sustainable and predictable cash flow from our operations • Focus on preservation of capital Strategy

5 • Global credit crisis impacts – Liquidity – Ability to refinance maturing debt – Limited ability to purchase new assets • Joint Ventures – Leasing – Certain JV development projects – Lending/Borrowing • Lodging occupancy and revenue Major Challenges

6 • Focus on smaller regional banks, Fannie Mae & Freddie Mac and larger lenders to access debt to fund existing obligations • We have the ability to manage existing joint venture development projects that may be experiencing challenges • Our specialized lodging asset management group continues to address occupancy and cost control measures Strategy to Mitigate the Challenges

7 Cash & Other Assets – 9% Total Assets $11.3B Core Assets – 77% Retail – 35% Lodging – 29% Office – 20% Industrial – 10% Multi-Family – 6% Notes Receivable – 4% Marketable Securities – 2% Joint Ventures – 5% Development – 3% Diversified Strategy Balances Risk Exposure As of March 31, 2009 *Figure includes offering proceeds and debt. Approximate book value as of March 31, 2009 Investment Allocation - $11.3B*

8 • Disciplined, limited approach to investing in joint ventures including operational and development projects • Student housing and correctional facilities comprise the majority of development – projects on track • Development within some joint ventures currently experiencing delays in construction financing and lease-up. We are able to manage the projects as needed. • Selective partnerships with local developers having regional expertise in many real estate classes across the U.S. • Returns for joint ventures and development anticipated to increase above current level as the economy recovers As of March 31, 2009 Joint Ventures & Development: 8% of Total Assets Total Assets $11.3B Joint Ventures – 5% Development – 3%

9 • Impairments on securities are non-cash charges, which may ultimately result in future gains as the market recovers • Notes receivable include certain loans to borrowers who are stressed due to recession Notes Receivable & Marketable Securities: 6% of Total Assets As of March 31, 2009 Total Assets $11.3B Notes Receivable – 4% Marketable Securities – 2%

10 • Manageable debt maturities • Low leveraged buyer • Individual property debt – not corporate Conservative Balance Sheet Management

Manageable Debt Maturities

As of March 31, 2009



$600M
$550M
$500M
$450M
$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
0
$344M
50
$75M
$60M
$535M
171
$85M
25
$52M
23
$78M
19
$79M
75
$23M
$142M
$101M
$5M
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2009 - $479M
2010 - $750M
2011 - $345M
Fixed Debt
Variable Debt

- **Q2 2009**: Loan amounts of $236M currently being extended or financed for one or two years; $108M was repaid prior to 5/31/09

Inland American REAL ESTATE TRUST, INC.

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12 • Provide another resource for capital when credit markets return • Assets totaling $800 million have no existing debt • Inland American will be able to generate additional purchasing power for the REIT once these are leveraged with mortgage loans • Examples within portfolio University House - University of Alabama Birmingham, AL Hyatt Regency Orange County Anaheim, CA Unencumbered Assets As of March 31, 2009

Balanced Acquisition of Assets Over Time

As of March 31, 2009



$4.01B - 326 Properties
$5.61B - 604 Properties
$1.8B
$1.6B
$1.4B
$1.2B
$1.0B
$800M
$600M
$400M
$200M
0
Acquired Value
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
Quarters
Quarters
Cap Rate Low Point

Inland American REAL ESTATE TRUST, INC.

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14 Current Portfolio – 35 States – 930 Properties As of March 31, 2009 Multi-Family Industrial Office Lodging Retail 18 Properties 64 Properties 37 Properties 99 Properties 712 Properties 8 States 17 States 16 States 23 States + Dist. of Col. 32 States + Dist. Of Col. 6,654 Units 15.4M Square Feet 9.1M Square Feet 15,125 Rooms 16.2M Square Feet

15 Top Tenants: 76% Are Investment Grade As of March 31, 2009 *As of April 24, 2009 SunTrust Banks A-* Retail/Office 10.5% 5.0% AT&T, Inc. A Office 8.8% 7.9% Citizens Banks A- Retail 3.9% 2.2% Sanofi-Aventis AA- Office 3.2% 1.6% United Healthcare Services NR Office 3.1% 2.7% C&S Wholesalers Private Industrial 2.9% 6.6% Atlas Cold Storage NR Industrial 2.5% 4.2% Stop & Shop BBB- Retail 2.0% 1.3% Lockheed Martin Corporation A- Office 1.9% 0.8% Cornerstone Consolidated Services Group BB Industrial 1.1% 2.1% Tenant Name Rating Type % of Total Annualized Income % of Total SF

16 Tomball Town Center Houston, TX Retail: 35% of Core Real Estate Portfolio • 93% economic occupancy • 55% of retail properties are necessity based, serving consumer needs • High concentration in strong Texas market As of March 31, 2009

17 • 61% occupancy compared to industry average of 51.4%* • 48% Marriott, 40% Hilton Includes such brands as Courtyard by Marriott, Residence Inn & Hilton Garden Inn • Strong portfolio located in targeted urban markets: Washington D.C., Atlanta, GA Dallas & Houston, TX • Acquisitions incorporate “demand drivers” such as major airports, business travel destinations, colleges & universities Courtyard by Marriott Lebanon, NJ Hilton Garden Inn Atlanta North/Alpharetta *Source: Smith Travel Research (STR) Lodging: 29% of Core Real Estate Portfolio As of March 31, 2009

18 The IDS Center Minneapolis, MN Office: 20% of Core Real Estate Portfolio • 97% economic occupancy • Strategic mix of single and multi-tenant buildings • 70% single-tenant of which 81% are investment grade As of March 31, 2009

19 • 90% economic occupancy • Multi-family concentration in Texas • Student housing concentration near major universities – University of Pennsylvania – University of Alabama/Birmingham UAB/Birmingham Birmingham, AL Multi-Family/Student Housing: 6% of Core Real Estate Portfolio As of March 31, 2009

20 Atlas Cold Storage Brooklyn Park, MN Industrial: 10% of Core Real Estate Portfolio • 97% economic occupancy • 42% of industrial segments serves the needs of essential good and service companies such as food and drug • Largest concentration in Memphis, next to FedEx’s “Super Hub” As of March 31, 2009

21 Thomas Crossroads Newnan, GA Brazos Ranch Apartments Rosenberg, TX Pavilion at La Quinta La Quinta, CA Sanofi Aventis Office Buildings Bridgewater, NJ Recent Acquisitions

22 “We believe our diversified strategy of owning high quality assets across various real estate sectors strongly positions Inland American for the future. We continue to focus on preservation of your capital and are working hard by prudently managing upcoming debt maturities to ensure the strength of our balance sheet and selectively acquire income producing opportunities in the marketplace. We are confident in our continued ability to execute our business strategy on your behalf.” -Robert D. Parks, Chairman of the Board Who You Invest With Is Everything